                                                                   EXHIBIT 10.14

                            LYONDELL CHEMICAL COMPANY
                      NON-EMPLOYEE DIRECTORS BENEFIT PLANS
                                 TRUST AGREEMENT

                            (As Amended and Restated
                        Effective as of January 1, 2002)

                                TABLE OF CONTENTS

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                                                                                                                PAGE
R E C I T A L S .............................................................................................     1

SECTION 1         Creation of the Trust .....................................................................     2

SECTION 2         Limitation on Use of Funds ................................................................     3

SECTION 3         Change in Control .........................................................................     4

SECTION 4         Independent Plan Administrator ............................................................     8

SECTION 5         Excess Reversion ..........................................................................     9

SECTION 6         Authority of Investment Officers ..........................................................    10

SECTION 7         Duties and Powers of Trustee with Respect to Investments ..................................    11

SECTION 8         Additional Powers and Duties of the Trustee ...............................................    13

SECTION 9         Insurance Policies and Contracts ..........................................................    14

SECTION 10        Participating Plan Records ................................................................    15

SECTION 11        Valuation .................................................................................    16

SECTION 12        Participant Records Prior to and Following a Change in Control ............................    16

SECTION 13        Trustee Accounts ..........................................................................    17

SECTION 14        Investment of Cash ........................................................................    18

SECTION 15        Payments by the Trustee ...................................................................    18

SECTION 16        Determinatin of Change in Control .........................................................    19

SECTION 17        Trustee Compensation and Trust Expenses ...................................................    20

SECTION 18        Payment of Taxes by Trustee ...............................................................    20

SECTION 19        Custodians and Agents .....................................................................    21

SECTION 20        Liability for Benefit Payments ............................................................    21

SECTION 21        Company Insolvency ........................................................................    21

SECTION 22        Trustee Responsibility for Plan Administration and Trust Record
                  Keeping after Change in Control ...........................................................    23

SECTION 23        Trustee Standards of Performance and Indemnifications .....................................    24

SECTION 24        Removal and Resignation of Trustee ........................................................    25

SECTION 25        Termination of Participating Plan or Plans ................................................    25

SECTION 26        Rights of Company to Trust Assets .........................................................    26

SECTION 27        Amendments of Trusts ......................................................................    26

SECTION 28        Termination of Trust ......................................................................    27

SECTION 29        Successors ................................................................................    28

SECTION 30        Communications ............................................................................   28

SECTION 31        Unclaimed Distributions ...................................................................    28

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
SECTION 32        Prohibition of Assignments ................................................................    29

SECTION 33        Governing Laws ............................................................................    29

SECTION 34        Execution .................................................................................    29

APPENDIX A ..................................................................................................    31
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                                       ii

                            LYONDELL CHEMICAL COMPANY
                      NON-EMPLOYEE DIRECTORS BENEFIT PLANS
                                 TRUST AGREEMENT

     THIS AGREEMENT, as adopted as of January 1, 2002, between LYONDELL CHEMICAL COMPANY (the "Company"), and WILMINGTON TRUST COMPANY (the "Trustee");

                                 R E C I T A L S

     A. Effective August 1, 2001, the Company and the Trustee enter into this Agreement to create a Trust (defined under Section 1 of this Trust Agreement) for purposes of the Lyondell Chemical Company Retirement Plan for Non-Employee Directors, the Lyondell Chemical Company Elective Deferral Plan for Non-Employee Directors and any benefit plans that may be established and maintained by the Company for its non-employee directors after the effective date of this Trust and that permit funding by this Trust. The benefit plans that may be funded by this Trust are listed in Appendix A attached hereto and shall hereinafter be referred to as the "Participating Plans".

     B. The amount and timing of benefit payments ("Benefits") to which the participants of the Participating Plans (the "Trust Beneficiaries") are or may become entitled under each of the Participating Plans are set forth in the Participating Plans.

     C. The Company established this trust fund to assist it in accumulating the amounts necessary to satisfy its contractual liability to pay Benefits under the Participating Plans.

     D. The Company is obligated to pay all Benefits from its general assets to the extent not paid by this Trust and this Trust Agreement shall not reduce or otherwise affect the Company's continuing liability to pay Benefits from such assets, except that the Company's liability shall be offset by actual benefit payments made from this Trust.

     E. This trust is intended to be a "grantor trust" with the result that the corpus and income of the Trust shall be treated as assets and income of the Company pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code").

     F. The Company intends that the Trust shall at all times be subject to the claims of the Company's creditors as herein provided and that the Participating Plans shall not be deemed funded within the meaning of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") solely by virtue of the existence of this Trust Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    SECTION 1

                              CREATION OF THE TRUST

     There is hereby established and continued with the Trustee a trust consisting of all sums paid to it for purposes of the Participating Plans, investments thereof and any earnings, appreciations or losses thereon, which, less disbursements made by Trustee, and amounts paid to the Company as provided in Section 2 of this Trust Agreement, are referred to herein as the "Trust" and shall be dealt with as provided in this Trust Agreement. The Trust shall be held for the exclusive purpose of providing payments to Trust Beneficiaries in accordance with the provisions of the Participating Plans, and defraying reasonable expenses of administration in accordance with the provisions of this Trust Agreement until all such payments required by this Trust Agreement have been made, subject to the provisions on the use of Funds under Section 2 of this Trust Agreement, and to the requirement that the Trust shall at all times be subject to the claims of the general creditors of the Company as set forth in Sections 21.1 and 21.2 of this Trust Agreement. The Trustee shall have no duty or authority to inquire into the correctness of amounts tendered to it or to enforce the collection of any contribution by the Company.

         The Company shall direct the Trustee to establish a separate subtrust ("Subtrust") for each Plan to which the Trustee shall credit contributions it receives which are earmarked for that Plan and Subtrust. Each Subtrust shall reflect an undivided interest in assets of the trust fund and shall not require any segregation of particular assets. When Subtrusts are established, all contributions shall be designated by the Company for a particular Subtrust. However, any contribution received by the Trustee which is not designated by the Company for a particular Subtrust before a Change in Control shall be allocated among the Subtrusts in proportion to each Participating Plan's pro rata interest in the Trust, as calculated during the last Valuation. When a Subtrust is established at a date subsequent to execution of this Agreement, the Trustee shall allocate the Trust assets among the separate Subtrusts as directed by the Company prior to a Change in Control.

     The Company may direct the Trustee, or the Independent Plan Administrator may determine on its own initiative after a Change in Control, to maintain a separate sub-account within each Subtrust for a Plan for each Participant who is covered by the Subtrust. If so directed, each sub-account in a Subtrust shall reflect an individual interest in assets of the Subtrust and, as much as possible, shall operate in the same manner as if it were a separate Subtrust.

     The Trustee shall allocate investment earnings and losses and expenses of the trust fund as of a valuation date among the Subtrusts in proportion to their balances. Payments to creditors as directed by a court of competent jurisdiction in the event of the Company's insolvency shall be charged against the Subtrusts in proportion to their balances, except that payment of Plan benefits to a Participant as a general creditor shall be charged against the Subtrust for that Plan.

     Assets allocated to a Subtrust for one Plan may not be used to provide benefits under any other Plans until all benefits under such Plan have been paid in full, except that excess assets of a Subtrust may be transferred to other Subtrusts.

                                    SECTION 2

                           LIMITATION ON USE OF FUNDS

     No part of the corpus of the Trust shall be recoverable by the Company, borrowed by or against for the benefit of the Company or used for any purpose other than for the exclusive purpose of providing payments to Trust Beneficiaries in accordance with the provisions of the Participating Plans and defraying reasonable expenses of administration in accordance with the provisions of this Trust Agreement until all such payments required by this Trust Agreement have been made; provided, however, that (i) nothing in this
Section 2 shall be deemed to limit or otherwise prevent the payment from the Trust of (a) amounts described in Section 5 of this Trust Agreement, (b) expenses and other charges as provided in Section 17 and 18 of this Trust Agreement, or (c) the application of the Trust as provided in Sections 15.5 or 28 of this Trust Agreement, and (ii) the Trust shall at all times be subject to the claims of the general creditors of the Company as set forth in Section 21.1 and 21.2 of this Trust Agreement.

                                    SECTION 3

                                CHANGE IN CONTROL

     Section 3.1. General. Various provisions of this Trust Agreement provide
     ------------
for certain rights and obligations upon and following a Change in Control of the Company.

     Section 3.2. Definition of "Change in Control". For purposes of this Trust
     ------------
Agreement, a "Change in Control" shall be deemed to have occurred as of the date that one or more of the following occurs:

     (i) Individuals who, as of February 1, 1999, constitute the entire Board ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director
              --------  -------
subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

     (ii) The stockholders of the Company shall approve any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an "Acquisition Transaction") where (1) the shareholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate eighty percent (80%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be, or of its ultimate parent corporation or other entity, if any (in either case, the

"Surviving Entity"), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity; provided, however, that, notwithstanding the foregoing, a Change of Control
--------  -------
shall not be deemed to have occurred for purposes of this Subsection (ii) if each of the following conditions are met: (a) the Acquisition Transaction is between the Company and/or its Affiliates, on the one hand, and Millennium Chemicals Inc. ("Millennium") and/or its Affiliates, on the other hand, (b) the Company or an entity that was a wholly owned subsidiary of the Company prior to the Acquisition Transaction has a class of equity securities registered under
Section 12 of the Securities Exchange Act of 1934, as amended, immediately after completion of the Acquisition Transaction, (c) Millennium or an entity that was a wholly owned subsidiary of Millennium prior to the Acquisition Transaction has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, immediately after completion of the Acquisition Transaction, and (d) as a result of the Acquisition Transaction, the Company or its Affiliates own a greater percentage equity interest in Equistar Chemicals, LP ("Equistar") than was owned, directly or indirectly, by the Company immediately prior to such Acquisition Transaction;

     (iii) The stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

     (iv) Any Person shall be or become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing in the aggregate more than twenty percent (20%) of either (A) the then outstanding shares of common stock of the Company ("Common Shares") or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided,
                                                                       --------
however, that notwithstanding the foregoing, a Change in Control shall not be
-------
deemed to have occurred for purposes of this Subsection (iv):

     (1) Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Shares or other Voting Securities outstanding, increases (a) the proportionate number of Common Shares beneficially owned by any Person to more than twenty percent (20%) of the Common Shares then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than twenty percent (20%) of the Combined Voting Power of all then outstanding Voting Securities;

     (2) Solely as a result of an acquisition of securities directly from the Company, except for any conversion of a security that was not acquired directly from the Company; or

     (3) Solely as a result of a direct or indirect acquisition by Occidental Petroleum Corporation ("Occidental") or Millennium, or any Affiliate of either of them, of beneficial ownership of securities representing, (x) in the case of Occidental (with its Affiliates), no more than forty percent (40%), (y) in the case of Millennium (with its Affiliates), no more than forty percent (40%), and (z) in the case of Occidental (with its Affiliates) and Millennium (with its Affiliates) in the aggregate, no more than forty-nine percent (49%), of either (A) the then outstanding Common Shares or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company, pursuant to or as contemplated under any agreement between the Company and Occidental and/or Millennium or Affiliates of either of them (including any subsequent related transaction or series of related transactions or acquisitions of Voting Securities of the Company by Occidental and/or Millennium or their Affiliates or assignees approved by the Incumbent Directors prior to the consummation of such transaction or series of related transactions) where, as a result of such transaction or series of related transactions, the Company or a Surviving Entity owns, directly or indirectly, a greater percentage equity interest in Equistar than was owned, directly or indirectly, by the Company immediately prior to such transaction or series of related transactions;

     provided, further, that if any Person referred to in paragraph (1) or (2) of this Subsection (iv) shall thereafter become the beneficial owner of additional shares or other ownership interests representing one percent (1%) or more of the outstanding Common Shares or one percent (1%) or more of the Combined Voting Power of the Company (other than (x) pursuant to a stock split, stock dividend or similar transaction or (y) as a result of an event described in paragraph (1), (2) or (3) of this Subsection (iv)), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iv).

     (v) For purposes of this definition of Change in Control, the following capitalized terms have the following meanings:

          (1) "Affiliate" shall mean, as to a specified person, another person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended, or any successor rule.

          (2) "Combined Voting Power" shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

          (3) "Person" shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 15(d)(2) of the Exchange Act and the rules and regulations thereunder); provided,
                                                                    --------
     however, that Person shall not include the Company, LYONDELL-CITGO Refining
     -------
     LP ("LCR") or Equistar, any of their subsidiaries, any employee benefit plan of the Company, LCR or Equistar or any of their majority-owned subsidiaries or any entity organized, appointed or established by the Company, LCR, Equistar or such subsidiaries for or pursuant to the terms of any such plan.

          (4) "Voting Securities" shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

     Section 3.3. Funding on Change in Control. The Company, within 30 days
     ------------
following a Change in Control, shall be required to irrevocably deposit additional cash or other property, acceptable to the Trustee, to this Trust in an amount equal to the Certified Benefit Values, as described in Section 5, as certified by an Enrolled Actuary unaffiliated with the Company, which may become payable as a result of a Change in Control, less the present value of Trust assets determined as of the date of the Change in Control.

     Section 3.4. For purposes of Section 3.1 of this Trust Agreement:
     -----------

          A. "Combined Voting Power" shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

          B. "Person" shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 15(d)(2) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder); provided, however, that Person shall not include
                              --------  -------
     the Company or LYONDELL-CITGO Refining LP ("LCR") or Equistar or any of their subsidiaries, any employee benefit plan of the Company, LCR or Equistar, or any of their majority-owned subsidiaries or any entity organized, appointed or established by the Company, LCR, Equistar or such subsidiaries for or pursuant to the terms of any such plan.

          C. "Voting Securities" shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

                                    SECTION 4

                         INDEPENDENT PLAN ADMINISTRATOR

     Various provisions of this Trust Agreement refer to the term "Independent Plan Administrator" which shall mean, unless stated otherwise in a specific provision of this Trust Agreement, and, except as provided below, an entity which is unrelated to, and unaffiliated with, the Company, and which, prior to a Change in Control has accepted in writing the position of Independent Plan Administrator under this Trust Agreement. The Independent Plan Administrator shall not be considered to be related to or affiliated with the Company solely as a result of an agreement between the Independent Plan Administrator and the Company to provide individual financial counseling services to specified Company executives or to provide financial counseling services to survivors of deceased Company employees. The Independent Plan Administrator shall be appointed by the Company and shall have its duties specified in an agreement executed by the Company and the Independent Plan Administrator prior to a Change in Control. The Trustee shall be given advance written notification of such appointment by the Company. Following a Change in Control, if the Company had failed to designate an Independent Plan Administrator prior to a Change in Control, the Independent Plan Administrator shall be appointed by the Trustee following a Change in Control and shall have its duties specified in an agreement executed by the Trustee and the Independent Plan Administrator. In the event the Independent Plan Administrator fails to act, provides services to the Company other than in its capacity as Independent Plan Administrator other than as provided above, or resigns, the Company prior to a Change in Control, or the Trustee after a Change in Control, shall retain a successor Independent Plan Administrator. Notwithstanding any other provision of this Trust Agreement, the Trustee shall be responsible only for the prudent selection of an Independent Plan Administrator after a Change in Control (i) following notice by the Company or the Independent Plan Administrator of disqualification of the Independent Plan Administrator through the provision of services to the Company other than in its capacity as Independent Plan Administrator, (ii) upon resignation or failure to act by the Company-appointed Independent Plan Administrator, or (iii) in the event the Company failed to appoint an Independent Plan Administrator prior to a Change in Control. The Trustee shall be entitled to conclusively rely on the determinations of a qualified Independent Plan Administrator.

                                    SECTION 5

                                EXCESS REVERSION

     Prior to a Change in Control, upon a determination that the assets of the Trust have a value exceeding one hundred twenty-five percent (125%) of the actuarial present value of accrued but unpaid benefits of the Participating Plans, considered on the basis of assets being allocated to Participating Plans, all or a portion of the amount of such assets which constitute the "Excess Reversion" (as defined below) may be repaid to the Company upon direction of the Company. However, prior to any such repayment, the Company must deliver to the Trustee a certified statement by an actuary who is an Enrolled Actuary under ERISA and who is not affiliated with the Company of (i) the amount equal to one hundred (100%) percent of the actuarial present value of the accrued but unpaid benefits under the Participating Plans, calculated on an individual plan basis, as described above, (the "Certified Benefit Values"), (ii) the value of the Trust assets, allocated to each

Participating Plan, as described above, and (iii) the amount, if any, by which the value of the Trust assets under (ii) exceeds the Certified Benefit Values under (i), and (iv) the amount, if any, by which the value of the Trust assets under (ii) exceeds one hundred twenty-five (125%) percent of the Certified Benefit Values (the "Excess Reversion"). The actuary shall make each determination required to prepare the certified statement based on reasonable factors, assumptions and tables (as determined solely by such actuary). The Trustee shall repay assets of the Trust to the Company as directed by the Company and in an amount up to but not greater than the Excess Reversion. Any repayment of assets of the Trust to the Company may be made only prior to a Change in Control and shall be made within thirty (30) days (or as soon as practicable) after the later of the Trustee's receipt of the certified statement by the actuary and the Company's direction to make such a payment. Any separate allocations of assets pursuant to this Section 5 shall be solely for the purpose of completing the valuation tests described in this Section and shall not reflect any legal commitment of assets to any Trust Beneficiary under a particular Participating Plan.

                                    SECTION 6

                         AUTHORITY OF INVESTMENT OFFICER

     Prior to a Change in Control, the Trustee shall be subject to the direction of the Investment Officer (as defined below) of the Company with respect to the investment of the assets of the Trust. Unless the Company and the Trustee have mutually agreed in a separate writing that the Trustee shall have and exercise investment discretion with respect to all or a portion of the assets of the Trust, the Company shall have complete discretion with respect to the investment of such assets at all times prior to a Change in Control, and shall direct the Trustee accordingly. From time to time, the Trustee shall be notified in a writing signed by an officer of the Company of the person or persons constituting the "Investment Officer" for purposes of this Section and the Trust. In each such notice, the Company shall warrant that all directions given by the Investment Officer are proper. The Trustee shall have no responsibility to review, or to consider the propriety of holding or selling any life insurance, retirement income or annuity policies or contracts.

     Notwithstanding the Company's discretion to invest the Trust assets, the Company shall not exercise this discretion to reacquire part or all of the assets held in the Trust by substitution of or exchange for any other property held by the Company directly or indirectly through any third party, related or unrelated, and whether or not the property is equivalent, marketable, liquid, or secured.

                                    SECTION 7

                          DUTIES AND POWERS OF TRUSTEE
                           WITH RESPECT TO INVESTMENTS

     After a Change in Control, the Trustee shall have sole discretion to invest and reinvest the assets of, and to invest any additions to, the Trust in personal property consisting of equity securities, debt instruments at the time of purchase rated not less than BBB- by Standard & Poor's Corporation and its successors ("S&P") or Baa3 by Moody's Investor Service, Inc. and its successors ("Moody's) or the equivalent of such ratings by S&P or Moody's for the types of investments specified in Section 14 of this Trust Agreement ("Investment Grade Securities") with the power to appoint any independent investment manager to fulfill such obligation; provided, however, that (i) the Trustee shall be subject to any prior directions and instructions of the Company prior to a Change in Control regarding insurance, retirement income or annuity policies or contracts unless the Independent Plan Administrator otherwise directs the Trustee, (ii) the Independent Plan Administrator shall have sole power on and after a Change in Control regarding the management, including the purchase, sale or retention (including all powers of the Company under Sections 7(C) and 9 of this Trust Agreement) of any insurance, retirement income or annuity policies or contracts, (iii) any such powers of the Trustee or Independent Plan Administrator described above may not be delegated, in whole or in part, after a Change in Control to the Company or any affiliate of the Company, and (iv) the Trustee shall not be required to liquidate any investments that were made pursuant to the directions of the Investment Officer that are not Investment Grade Securities. Subject to the foregoing provisions of Sections 6 and 7 of this Trust Agreement, the Trustee shall have the following powers:

     A. To invest and reinvest the Trust, without distinction between principal and income, in any form of domestic or foreign real or personal property, whether or not productive of income or consisting of wasting assets, provided that investments of the Plan shall be diversified so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so;for

     B. To sell, convey, redeem, exchange, grant options the purchase or exchange of, or otherwise dispose of, any real or personal property, other than an exchange of Trust assets to the Company as described in Section 6, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the application of the proceeds of, or to inquire into the propriety of, any such disposition;

     C. To purchase and maintain, as owner, life insurance policies as provided in Section 9 of this Trust Agreement and only as directed by the Investment Officer of the Company prior to a Change in Control and the Independent Plan Administrator after a Change in Control;

     D. To exercise, personally or by general or limited proxy or power of attorney, all voting and other rights appurtenant to any investment held in the Trust and to delegate discretionary power to exercise all or any such rights to trustees of a voting trust for any period of time;

     E. To join in or oppose any reorganization, recapitalization, consolidation, merger or liquidation or any plan therefor, or any lease, mortgage or sale of the property of any organization the securities of which are held in the Trust; to pay from the Trust any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property with any committee or depository; and to retain any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation;

     F. To exercise or sell, personally or by general or limited power of attorney, any conversion, subscription or other rights, including the right to vote, appurtenant to any investment held in the Trust;

     G. To borrow money for purposes of this Trust Agreement in any amount and upon any reasonable terms and conditions from any lender (other than the Trustee in its individual capacity), and to pledge or mortgage any property held in the Trust to secure the repayment of any such loan;

     H. To compromise, settle or arbitrate any claim, debt, or obligation of or against the Trust; to enforce or abstain from enforcing any rights, claim, debt or obligation; and to abandon any property determined by it to be worthless;

     I. To commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration any claims, debts or damages, due to or owing from the Trust;

     J. To engage any legal counsel, including counsel to the Company, any enrolled actuary, or any other suitable agents; to consult with such counsel, enrolled actuary, or agents with respect to the construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit; to rely upon the advice of such counsel, enrolled actuary or agents and to pay all reasonable fees, expenses and compensations of such counsel, actuary or agents; and

     K. To organize and incorporate under the laws of any state one or more corporations (and to acquire an interest in any such corporation that it may have organized and incorporated) for the purpose of acquiring and holding title to any property, interest or rights that the Trustee is authorized to acquire.

                                    SECTION 8

                   ADDITIONAL POWERS AND DUTIES OF THE TRUSTEE

     Following a Change in Control, should the Company attempt to enjoin any benefit payment (other than for reasons of manifest error) that the Trustee has been directed to make under the terms of this Trust Agreement, the Trustee shall commence legal action to allow such payment. The Trustee may withdraw from the Trust assets any amounts it deems necessary to pay legal expenses, including attorneys' fees, incurred in the course of such legal action. Under no circumstances shall the Trustee be required to make such payments for benefits or expenses from any source other than the Trust. Except as otherwise limited by
Section 6, the Trustee shall also have the following powers:

     A. To cause any asset, real or personal, to be held in a corporate depository or federal book entry account system or registered in the Trustee's name or in the name of a nominee or in such other form as the Trustee deems best without disclosing the trust relationship; provided, however, that nothing contained in this Section shall be deemed to relieve the Trustee of any custodial responsibility allocated to it under this Trust Agreement;

     B. To employ agents in the management of the Trust, including employees of the Company and its subsidiaries and affiliates prior to a Change in Control, provided, that the Trustee shall be responsible for the acts of such agents (other than acts of the United States Postal Service) as much as if they were acts of the Trustee;

     C. To make, execute and deliver, as the Trustee, any deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, releases or other instruments in writing that the Trustee may deem necessary or desirable in the exercise of its powers under this Trust Agreement;

     D. To transfer assets of the Trust to a successor Trustee as provided in
     Section 24 of this Trust Agreement;

     E. To hold any portion of the Trust in cash pending investment, or for the payment of expenses or Benefits; and F. To exercise, generally, any of the powers which an individual owner might exercise in connection with property, either real, personal or mixed held by the Trust and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Trust Agreement or otherwise in the best interests of the Trust.

                                    SECTION 9

                        INSURANCE POLICIES AND CONTRACTS

     Prior to a Change in Control, the Company reserves the right to transfer life insurance, retirement income or annuity policies or contracts, to the Trust, regardless of the nature or type of such contract and regardless of the Company's interest in, or power to direct the investments under, such policies or contracts, or prior to a Change in Control, to direct the Trustee to purchase any such policies or contracts, and following a Change in Control the Independent Plan Administrator shall have the same powers regarding such insurance policies and contracts. Any such policy or contract shall be an asset of the Trust subject to the claims of the Company's creditors in the event of insolvency, as specified in Sections 21.1 and 21.2 of this Trust Agreement. The proceeds of any life insurance policy shall, upon the death of the insured, be paid to the Trust. The Trustee shall be under no duty to question any direction of the Company or the Independent Plan

Administrator, to review the form of any such policies or contracts or the selection of the issuer thereof, or to make suggestions to the Company, the Independent Plan Administrator or to the issuer thereof with respect to the form of such policies or contracts prior to a Change in Control, or to question any such directions, to review such policies, forms or selections or to make such suggestions to the Independent Plan Administrator following a Change in Control. Prior to a Change in Control, the Company may direct the Trustee to exercise the powers of the contract holder under any such policies or contracts, and the Trustee shall exercise such powers only upon the direction of the Company. Following a Change in Control, the Independent Plan Administrator may direct the Trustee to exercise the powers of the contract holder under any such policies or contracts and the Trustee shall exercise such powers only upon direction of the Independent Plan Administrator. Notwithstanding anything to the contrary contained in any Participating Plan, the Trustee (i) shall be fully protected in acting in accordance with written directions of the Company prior to a Change in Control and with the written directions of the Independent Plan Administrator following a Change in Control, and (ii) shall be under no liability for any loss of any kind that may result by reason of any action taken or omitted by it in accordance with such direction of the Company or the Independent Plan Administrator, or by reason of inaction in the absence of such written directions from the Company or the Independent Plan Administrator. No insurance carrier shall for any purpose be deemed a party to this Trust Agreement or be responsible for the validity or sufficiency hereof. Notwithstanding the fact that it may have knowledge of the terms of this Trust, the obligations of such insurance carrier shall be measured and determined solely by the terms and conditions of the policies or contracts issued by it. Any such insurance carrier shall not be under any obligation to any person, partnership, corporation, trust or association other than as stated in such policies or contracts.

                                   SECTION 10

                           PARTICIPATING PLAN RECORDS

     A separate written record of the accrued and vested benefit, as applicable, for each Trust Beneficiary of each Participating Plan, based on a certified listing provided by the Company prior to a Change in Control and by the Independent Plan Administrator following a Change in Control, shall be maintained. The Company or the Independent Plan Administrator, as applicable, shall provide such certified listing at least once each calendar year to the Trustee.

                                   SECTION 11

                                    VALUATION

     The Trust shall be revalued by the Trustee at current values, as determined by the Trustee, as of the last business day of each calendar year and as of such additional dates as the Trustee and Company shall determine to be appropriate ("Valuation"). The Company prior to a Change in Control and the Independent Plan Administrator following a Change in Control annually shall provide a certification of value for each life insurance, retirement income or annuity policy or contract held as an asset of the Trust. The Trustee may rely upon the certification of value received from the Company prior to a Change in Control or the Independent Plan Administrator following a Change in Control for each such policy or contract held as an asset of the Trust.

                                   SECTION 12

         PARTICIPANT RECORDS PRIOR TO AND FOLLOWING A CHANGE IN CONTROL

     Section 12.1. In addition to the records maintained under Section 10, the
     -------------
Company shall maintain a separate written record that reflects for each Trust Beneficiary, the Trust Beneficiary's vested benefits under each Participating Plan and the portion of the Trust or Subtrust allocated to such Trust Beneficiary (a "Participant Record"). Prior to a Change in Control, the Trustee shall certify to the Company the results of each Valuation. Following receipt of a Valuation, each Participant Record shall be equitably adjusted by the Company to reflect its share of the income, expense, appreciation and depreciation since the preceding Valuation date. Such Participant Records shall be maintained solely for record keeping purposes prior to a Change in Control, without any legal entitlement of a Trust Beneficiary to amounts allocated to his or her Participant Record.

     Section 12.2. On and after a Change in Control, the Independent Plan
     -------------
Administrator (i) shall continue to maintain the Participant Records and the records described in Section 10 of this Trust Agreement, (ii) shall thereafter be solely responsible for the updating of such Participant Records and for requesting the Trustee to make any additional Valuations the Trustee and Independent Plan Administrator deem appropriate, and (iii) shall be entitled to rely on the most recent certified listing delivered by the Company to the Trustee prior to a Change in Control in the maintenance and updating of such Participant Records following a Change in Control. No new Participant Records may be established following a Change in Control. The Independent Plan Administrator may, but is not required to, rely on any certified listing provided by the Company pursuant to Section 10 following a Change in Control. Following a Change in Control, the sole source of Trust assets from which the Independent Plan Administrator may direct that a Trust Beneficiary's Benefits be paid to the extent the Trustee, rather than the Company, pays the Benefits shall be that portion of the assets of the Trust or Subtrust allocated to the Participant Record of such Trust Beneficiary.

                                   SECTION 13

                                TRUSTEE ACCOUNTS

     Within 120 days after the close of each fiscal year of the Trust and any other period agreed upon by the Trustee and the Company, and within ninety (90) days of the date of the removal or resignation of the Trustee, the Trustee shall file with the Company a written account ("Trustee Account") setting forth all investments, receipts, disbursements, withdrawals and other transactions effected by it during the period from the date of its last such Trustee Account and a list of the assets of the Trust at the close of such period. Such Trustee Account may be in the form of monthly or quarterly statements which taken together reflect the matters set forth in the preceding sentence. As between the Company and the Trustee, the Trustee shall be forever released and discharged from all liability with respect to the propriety of acts and transactions shown in such Trustee Account following a Change in Control, and shall be forever released and discharged from all liability with respect to the propriety of acts and transactions shown in such Trustee Account prior to a Change in Control except with respect to any such act or transaction as to which the Company shall, within a 90-day period of receipt of the Trust Account, file written objections with the Trustee and except that no such accounting shall foreclose any liability of the Trustee to the Company arising under Section 23.3 of this Trust Agreement.

                                   SECTION 14

                               INVESTMENT OF CASH

     Prior to a Change in Control, the Trustee shall keep any cash held hereunder from time to time on deposit in its own banking department or elsewhere as the Trustee elects, consistent with instructions provided by the Investment Officer of the Company regarding specific types of permissible investments and permissible depositories. Prior to a Change in Control, in the absence of contrary instructions from the Investment Officer, and following a Change in Control, in the absence of contrary instructions from the Independent Plan Administrator regarding insurance, retirement income or annuity policies or contracts, and anything herein to the contrary notwithstanding, the Trustee, without obtaining any prior approvals, may at its discretion invest cash balances held by the Trustee from time to time in deposits in its own banking department, in short-term cash equivalents having ready marketability, including but not limited to U.S. Treasury bills, commercial paper rated not less than A1/P1 (including such forms thereof as may be available through the Trustee's own trust department), certificates of deposit, and similar type securities, having a maturity of 18 months or less, including participation in common or collective funds composed thereof. Prior to a Change in Control, the Trustee may sell any such short-term investments as may be necessary to carry out the instructions of the Investment Officer of the Company regarding more permanent type investments or to permit any distributions or transfers directed hereunder. The Trustee may make any such sales it deems appropriate following a Change in Control, including sales necessary to carry out the instructions of the Independent Plan Administrator.

                                   SECTION 15

                             PAYMENTS BY THE TRUSTEE

     Section 15.1. The establishment of the Trust and the payment or delivery to
     -------------
the Trustee of money or other property acceptable to the Trustee shall not vest in any Trust Beneficiary any right, title or interest in or to any assets of the Trust.

     Section 15.2. The Trustee shall be directed as to the amount, timing, and
     -------------
form of benefits to be paid to any Trust Beneficiary. Prior to a Change in Control, the Company shall so direct the Trustee and by giving such directions shall be deemed to warrant their propriety. Following a Change in Control, the Independent

Plan Administrator shall so direct the Trustee and by giving such directions, shall be deemed to warrant their propriety.

     Section 15.3. The Trustee shall withhold all or any part of any payment for
     -------------
the payment of any tax liability and the Trustee shall discharge such liability as and when directed by the Company prior to a Change in Control and by the Independent Plan Administrator following a Change in Control. All withholding, related filings and reports are the responsibility of the Company.

     Section 15.4. The Company intends to make benefit payments from its assets
     -------------
as it deems appropriate, in its sole discretion, provided, that, notwithstanding this intent, if the Trust is not sufficient, before or after a Change in Control, to make one or more payments of Benefits to the Trust Beneficiaries under the relevant Participating Plan, the Company shall make the balance of each such payment as it falls due.

     Section 15.5. Except as otherwise provided herein, in the event of any
     -------------
final determination by the Internal Revenue Service or a court of competent jurisdiction which determination is not appealable or the time for appeal or protest of which has expired, or the receipt by the Trustee of an unqualified opinion of tax counsel selected by the Trustee or Company, which determination determines, or which opinion concludes, that any Trust Beneficiary is subject to federal income taxation on amounts held in trust to pay Benefits hereunder prior to the distribution to the Trust Beneficiary of such Benefits, the Trustee shall, on receipt by the Trustee of such opinion or actual notice of such determination, pay to such Trust Beneficiary the portion of the Trust corpus includible in such Trust Beneficiary's federal gross income, and the Trust Beneficiary's Benefits shall be canceled to the extent of such payment, provided that the amount, form and timing of such payments and the amount and method of such cancellation shall be as directed by the Company prior to a Change in Control and by the Independent Plan Administrator following a Change in Control.

                                   SECTION 16

                       DETERMINATION OF CHANGE IN CONTROL

     The Company shall immediately notify the Trustee in writing of the occurrence of a Change in Control as the result of any event specified in
Section 3.1 of this Trust Agreement. If the Trust Department of the Trustee receives written notice from a third party (including the Company's outside auditors) of the alleged occurrence of a Change in Control as the result of any event specified in Section 3.1 of this Trust Agreement, the Trustee shall request the Company to confirm or deny such occurrence and the Company shall make such confirmation or denial within forty-five (45) days following receipt of the Trustee's request. In order to deny that a Change in Control as the result of any event specified in Section 3.1 of this Trust Agreement has occurred, the Company shall provide with its notice a certificate, in a form reasonably satisfactory to the Trustee, from an independent accounting firm, which firm may be the accounting firm engaged by the Company to be its outside auditors, certifying that a Change in Control as the result of an event specified in Section 3.1 of this Trust Agreement has not occurred. Pending the Company's response, the Trustee shall not repay, pursuant to Section 5 of this Trust Agreement, any assets of the Trust to the Company and no new Trust Beneficiaries may be added to the Trust. The Trustee shall be entitled to conclusively rely upon such confirmation or denial.

                                   SECTION 17

                     TRUSTEE COMPENSATION AND TRUST EXPENSES

     The Trustee shall be paid such reasonable compensation for its service as Trustee as shall from time to time be agreed upon by Company and Trustee. This compensation and all expenses incurred by the Trustee in the management and protection of the Trust, including administration, accounting and legal fees, shall be reimbursed by the Company within 30 days after the Company's receipt of a bill from the Trustee for any fees and expenses paid from the Trust assets. To the extent the Company fails to reimburse the Trustee, this compensation and extraordinary and non-recurring expenses shall be charged by the Trustee against the Trust.

                                   SECTION 18

                           PAYMENT OF TAXES BY TRUSTEE

     Prior to a Change in Control, to the extent that any taxes levied or assessed upon the Trust are not paid by the Company, the Trustee shall pay such taxes out of the Trust as directed by the Company. The Trustee shall, if requested by the Company prior to a Change in Control, and solely in its discretion following a Change in Control, contest the validity or amount of any tax assessment, claim or demand respecting the Trust or any part thereof. The Company itself may contest the validity of any such taxes prior to a Change in Control.

                                   SECTION 19

                              CUSTODIANS AND AGENTS

     When so instructed by the Company prior to a Change in Control with respect to Trust assets for which the Company has investment responsibility, and at the Trustee's sole discretion with respect to assets for which the Trustee has investment responsibility, the Trustee shall deposit any assets held by it with a custodian, which may not include the Company or an affiliate of the Company, and the Company shall hold harmless and defend the Trustee against any liability arising or asserted to arise out of the Trustee's compliance with directions under this Section 19 of this Trust Agreement.

                                   SECTION 20

                         LIABILITY FOR BENEFIT PAYMENTS

     The Company shall remain primarily liable to pay Benefits under the Participating Plans. However, the Company's liability under the Participating Plans shall be reduced or offset to the extent Benefit payments are made from the Trust.

                                   SECTION 21

                               COMPANY INSOLVENCY

     Section 21.1. The Company shall have the duty to inform the Trustee in writing if the Company becomes insolvent, as hereinafter defined. When so informed, the Trustee shall immediately discontinue payments of Benefits to Trust Beneficiaries, and shall hold the assets of the Trust for the benefit of the Company's general creditors. The Company shall be considered "insolvent" for purposes of this Trust Agreement in the event of the following:

     A. the Company's inability to pay debts as they mature;

     B. a general assignment for the benefit of the Company's creditors;

     C. the voluntary commencement by the Company of any proceeding under Title 11 of the United States Code or any other law of any jurisdiction for the relief, liquidation or rehabilitation of debtors (all of which proceedings are hereinafter collectively referred to as "Insolvency Proceedings");

     D. the making of an admission by the Company of any of the material allegations of, or consenting to, or acquiescing in, a petition, application, motion or complaint commencing an Insolvency Proceeding or the seeking by the Company of the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of or for it or for a substantial part of its assets;

     E. the involuntary commencement of an Insolvency Proceeding against the Company which is not fully stayed, timely controverted or dismissed within one hundred twenty (120) days after the filing thereof; or

     F. the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of or for the Company or of or for all or substantially all of its assets.

     If the Trust Department of the Trustee receives a written allegation from a third party that the Company has become insolvent, the Trustee shall appoint an independent accounting firm to determine within sixty (60) days whether the Company is insolvent under the terms of this Trust Agreement and, pending such determination, the Trustee shall discontinue payments of Benefits to Trust Beneficiaries, shall hold the Trust assets for the benefit of the Company's general creditors, and shall resume payments of Benefits to Trust Beneficiaries only after such independent accounting firm, has determined that the Company is not insolvent (or is no longer insolvent, assuming the independent accounting firm initially determined the Company to be insolvent) or after receipt of an order of a court of competent jurisdiction. In making its determination, such independent accounting firm, may rely on a letter from the Company's Controller, or its Independent Auditors, or on relevant information concerning the Company's solvency which has been furnished to the Trustee by any other person. Notwithstanding any other provision of this Trust Agreement, the Trustee shall be responsible only for the prudent selection of the independent accounting firm, and shall conclusively rely on such firm's determination. Nothing in this Trust Agreement shall in any way enlarge or diminish the rights of the Trust Beneficiaries in the event the Company is insolvent to pursue their rights as general creditors of the Company with respect to their Benefits or otherwise.

     Section 21.2. In the case of the Company's notification of insolvency or
     -------------
the determination of insolvency by an independent accounting firm as provided in
Section 21.1 of this Trust Agreement, the Trustee shall deliver any undistributed principal and income in the Trust to satisfy claims of the Company's general creditors as directed by a court of competent jurisdiction.

     Section 21.3. If the Trustee discontinues payments of Benefits from the
     -------------
Trust pursuant to Section 21.1 of this Trust Agreement and subsequently resumes such payments, the first payment to each Trust Beneficiary following such discontinuance shall include the aggregate amount of all payments which would have been made to such Trust Beneficiary in accordance with the relevant Participating Plan during the period of such discontinuance, less the aggregate amount of payments of Benefits made to such Trust Beneficiary by the Company during any such period of discontinuance. Prior to a Change in Control, the Trustee shall be directed as to the amount, timing, form and payee of all such payments by the Company. Following a Change in Control, the Trustee shall be so directed by the Independent Plan Administrator.

                                   SECTION 22

                 TRUSTEE RESPONSIBILITY FOR PLAN ADMINISTRATION
                AND TRUST RECORD KEEPING AFTER CHANGE IN CONTROL

     Section 22.1. Following a Change in Control, the Independent Plan
     -------------
Administrator shall assume full responsibility for the interpretation and application of the Participating Plans' provisions and authorization for the payment of benefits as such provisions relate to payments to be made from the Trust. The Independent Plan Administrator shall have full discretion with respect to the performance of such duties and shall not be required to follow any direction of the Company, any successor thereto, or any other entity in performing such duties.

     Section 22.2. Following a Change in Control, the Trustee shall maintain all
     -------------
records dealing with the Trust and its investments; provided, however, that the responsibility for the maintenance of Plan records relating to Trust Beneficiaries, Participant Records and all other plan administration shall be the sole responsibility of the Independent Plan Administrator. The Trustee shall have no responsibility for the maintenance of the Participating Plan.

                                   SECTION 23

                        TRUSTEE STANDARDS OF PERFORMANCE
                              AND INDEMNIFICATIONS

     Section 23.1. Trustee shall perform all of its functions hereunder (i) with
     -------------
the care, skill, prudence, and diligence which under the circumstances then prevailing a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, or (ii) in accordance with such other standard as may be required from time to time by law, and shall not be liable for any conduct on its part (including reliance on advice of counsel) which conforms to that standard.

     Section 23.2. The Company (which has the authority to do so under the laws
     -------------
of its state of incorporation) shall indemnify the Trustee and defend it and hold it harmless from and against any and all direct liabilities, losses, claims, suits or expenses (including attorney's fees) of whatsoever kind and nature which may be imposed upon, asserted against or incurred by the Trustee at any time by reason of its carrying out its responsibilities or providing services hereunder or by reason of any act or failure to act under this Trust Agreement, except to the extent that any such liability, loss, claim, suit or expense arises directly from the Trustee's gross negligence or willful misconduct in the performance of responsibilities specifically allocated to it under this Trust Agreement. The provisions of this Section 23.2 shall survive the termination of this Trust Agreement.

     Section 23.3. The Trustee (which has the authority to do so under the laws
     -------------
of its state of incorporation) shall indemnify the Company and defend it and hold it harmless from and against any and all direct liabilities, losses, claims, suits or expenses (excluding indirect, consequential special and punitive damages, but including attorney's fees) of whatsoever kind and nature which may be imposed upon, asserted against or incurred by the Company at any time directly by reason of the Trustee's gross negligence or willful misconduct in the performance of responsibilities specifically allocated to it under this Trust Agreement. The provisions of this Section 23.3 shall survive the termination of this Trust Agreement.

                                   SECTION 24

                       REMOVAL AND RESIGNATION OF TRUSTEE

     Prior to a Change in Control, Trustee may be removed by the Company at any time upon not less than thirty (30) days' written notice. The Trustee may resign at any time prior to or following a Change in Control, upon not less than ninety
(90) days' written notice. In either case, such notice may be wholly or partially waived by the party to whom it is due. Upon Trustee's removal or resignation prior to a Change in Control, the Company shall appoint a successor Trustee, who shall have no responsibility for the acts or omissions of any predecessor trustee, and upon the Trustee's resignation following a Change in Control the Trustee shall petition a court of competent jurisdiction to name a successor trustee which in no event may be the Company or an affiliate of the Company or a successor thereto; provided, however, that the successor trustee in either case shall have the same powers and duties as those conferred upon the Trustee hereunder, and upon acceptance of such appointment by the successor Trustee, the Trustee shall assign, transfer and pay over to such successor Trustee the Trusts and properties then constituting the Trust. If the Company fails within a reasonable time to name a successor Trustee or otherwise direct proper disbursement of the Trust prior to a Change in Control, the Trustee may apply to any court of competent jurisdiction for appropriate relief. The Trustee may in any event reserve such reasonable sum of money as it may deem advisable, to provide for any charges against the Trust for which it may be liable, and for payment of its fees and expenses in connection with the settlement of its account or otherwise. Any balance of such reserve remaining after the payment of such fees and expenses shall be paid over as aforesaid.

                                   SECTION 25

                   TERMINATION OF PARTICIPATING PLAN OR PLANS

     If a Participating Plan is wholly or partially terminated prior to a Change in Control, the Trustee shall disburse the portion of the Trust affected by the termination as directed by the Company. If a Participating Plan is wholly or partially terminated following a Change in Control, Trustee shall disburse the portion of the Trust affected by the termination as directed by the Independent Plan Administrator.

                                   SECTION 26

                        RIGHTS OF COMPANY TO TRUST ASSETS

     Section 26.1. Prior to a Change in Control, the Company shall have no
     -------------
right, title or interest in the Trust, nor shall any part of the Trust revert to or be repaid to the Company, until all benefits due under all Participating Plans have been paid pursuant to Section 25 of this Trust Agreement, unless, at any time, there is a determination that the assets of the Trust have a value exceeding one hundred twenty-five percent (125%) of the lump sum actuarial equivalent value of accrued but unpaid benefits under one or more of the Participating Plans pursuant to Section 5 of this Trust Agreement. The amount of such excess in the particular Plan may be repaid to the Company, upon direction of the Company pursuant to the provisions of Section 5.

     Section 26.2. On and after the occurrence of a Change in Control, the
     -------------
Company shall have no right, title or interest in the Trust, nor shall any part of the Trust revert to or be repaid to the Company.

                                   SECTION 27

                               AMENDMENTS OF TRUST

     Section 27.1. Prior to a Change in Control, the Company may amend this
     -------------
Trust Agreement by an instrument in writing signed by an authorized officer of the Company provided that no such amendment shall make this Trust revocable or divert any part of the Trust to purposes other than payment of Benefits, payments under Sections 2 or 5 of this Trust Agreement, or defrayal of reasonable expenses of administering the Participating Plans. The Trustee's consent shall be required for any amendment affecting its duties, responsibilities or rights. No amendment affecting the duties, responsibilities or rights of the Trustee shall take effect until thirty (30) days after a copy of said amendment is furnished to the Trustee or, if the Trustee gives notice of resignation within such 30 day period, until the resignation becomes effective, provided, that the Trustee may, in writing, waive the 30 day requirement.

     Section 27.2. Following a Change in Control, this Trust Agreement may not
     -------------
be amended.

                                   SECTION 28

                              TERMINATION OF TRUST

     Section 28.1. Prior to a Change in Control, the Company may not terminate
     -------------
this Trust for reasons other than those provided in (A) and (B) below. Otherwise, this Trust shall be irrevocable. Removal or resignation of a Trustee pursuant to Section 24 shall not be deemed a termination of this Trust Agreement.

     A. This Trust will terminate if a federal court determines, after exhaustion of all appeals, that the Trust causes any of the Participating Plans to cease to be "unfunded" under the provisions of ERISA.

     B. The Company may terminate this Trust if the Company determines, based on advice of legal counsel satisfactory to the Trustee, that there is a significant risk that the Trust would cause any of the Participating Plans to be cease to be unfunded under ERISA prior to actual payment of any Benefits. For purposes of this section, "significant risk" shall be based on (i) judicial authority or opinion of the U.S. Department of Labor, Treasury Department or Internal Revenue Service or (ii) a required amendment under ERISA or the Internal Revenue Code, which failure to amend could result in significant penalty to the Company.

     If this Trust Agreement is terminated under (A) or (B), the Trust assets shall be distributed, in accordance with the Company's written direction, as follows:

     (i) If the Company determines it is possible to create a new trust which does not result in a Trust Beneficiary's constructive receipt of Benefits under any Participating Plan or which will retain the Participating Plan's status as "unfunded" under ERISA, Trust assets shall be transferred to the new trust. The terms of the new trust shall be similar in all other respects to this Trust.

     (ii) If the Company determines that it is not possible to create a new trust, then the assets shall be distributed according to the allocation to the Trust Beneficiaries under Section 12.1.

     When all payments which have or may become payable pursuant to the terms of this Trust have been made or the Trust has been exhausted pursuant to a termination of this Trust Agreement under (A) or (B) above prior to a Change in Control, the Trustee shall pay all remaining assets to the Company upon the Company's certification of payments, subject to the Trustee's right to reserve such amounts it reasonably determines to be necessary to pay outstanding and accrued charges against the Trust.

     Section 28.2. On and after the occurrence of a Change in Control, the
     -------------
Independent Plan Administrator may in its discretion direct the Trustee to terminate this Trust Agreement and in conjunction therewith the Independent Plan Administrator shall direct the Trustee as to the names of the Trust Beneficiaries who are to receive payments and the time, amount and form of payment of Benefits and any remaining assets of the Trust, subject to the Trustee's right to reserve such amounts the Trustee determines necessary for outstanding and accrued charges against the Trust.

                                   SECTION 29

                                   SUCCESSORS

     Any successor in interest to the Trustee shall automatically become Trustee under this Trust Agreement.

                                   SECTION 30

                                 COMMUNICATIONS

     Any communications (including notices, instructions, or directions) required or permitted hereunder to be given by the Company shall be given in writing addressed to the Trustee and signed by an officer of the Company or other person or persons whom the Company notifies the Trustee are from time to time authorized to sign such communications, and the Company warrants that all communications given pursuant to this Section 30 may be relied upon by the Trustee. The Company shall furnish the Trustee specimen signatures of all persons authorized to sign communications to the Trustee.

                                   SECTION 31

                             UNCLAIMED DISTRIBUTIONS

     If any benefit payment mailed by regular U.S. Mail to the last address of the payee furnished by the Company is returned unclaimed, the Trustee shall so notify the Company and shall discontinue further payments to such payee until it receives further instructions of the Company.

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

                                   SECTION 32

                           PROHIBITION OF ASSIGNMENTS

     Except insofar as applicable law may otherwise require and subject to Sections 1, 2, 21.1 and 21.2 of this Trust Agreement, (i) no amount payable to or in respect of any Trust Beneficiary at any time under the Trust shall be subject in any manner to direction by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, or charge of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, change or otherwise encumber any such amount, whether presently or thereafter payable, shall be void and (ii) the Trust shall in no manner be liable for or subject to the debts or liabilities of any Trust Beneficiary. No amount held under this Trust Agreement shall be subject to voluntary or involuntary alienation.

                                   SECTION 33

                                  GOVERNING LAW

     This Trust Agreement shall be governed by and construed under the laws of the State of Delaware in all respects.

                                   SECTION 34

                                    EXECUTION

     This Trust Agreement may be executed in counterparts, each of which shall be an original although the others are not produced.

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

     IN WITNESS WHEREOF, the parties have caused this Trust Agreement to be executed as of the date first written above.

ATTEST:                                 LYONDELL CHEMICAL COMPANY


                                        By:
-----------------------------------        -------------------------------------
Assistant Secretary                        Allen C. Holmes
                                           Vice President and Chairman,
                                           Benefits Administrative
                                           Committee


ATTEST:                                 WILMINGTON TRUST COMPANY


                                        By:
-----------------------------------        -------------------------------------
                                                               Vice President

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

                                   APPENDIX A
                                       TO
                            LYONDELL CHEMICAL COMPANY
                      NON-EMPLOYEE DIRECTORS BENEFIT PLANS
                                 TRUST AGREEMENT

Lyondell Chemical Company Retirement Plan for Non-Employee Directors

Lyondell Chemical Company Elective Deferral Plan for Non-Employee Directors

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